SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) APRIL 4, 2003
                                                          -------------

                                   INSCI CORP.
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                 1-12966                             06-1302773
          -------------------              ------------------------------
          Commission File No.              I.R.S. Employer Identification

           TWO WESTBOROUGH BUSINESS PARK,
                 WESTBOROUGH, MA                            01581
       ---------------------------------------       -------------------
       Address of principal executive offices              Zip Code

(508) 870-4000

Registrant's telephone number, including area code

ITEM 5. OTHER EVENT

         The Registrant (the "Company"), on April 4, 2003, completed two (2) Amendments to refinancing transactions. The first refinancing was with Selway Partners LLC ("Selway") and CIP Capital LP ("CIP") of a November 28, 2000 financing transaction. The second refinancing was for a separate refinancing for a June 21, 2001 financing transaction with Selway. The two Amendments were made as of November 30, 2002.

         With respect to the Selway-CIP November 28, 2000 financing transaction, the Company agreed that it would repay to Selway-CIP the balance of principal and interest of $2,505,000. On January 17, 2003, the Company paid approximately $305,000 toward the outstanding interest due to Selway-CIP, resulting in the balance due of $2,200,000, which will be paid in 36 monthly installments with interest of 10% per annum. The Selway-CIP refinancing agreement further provided for an extension of one year for the optional redemption of Selway-CIP to demand repayment of the principal and interest due on all of the outstanding Convertible Debentures. The Convertible Debentures are convertible into Series A Preferred Stock of the Company and ultimately into Common Stock. Series A Preferred Stock has a dividend of 10% per annum. In accordance with the terms of the Amendment, the conversion price for the Convertible Debentures convertible to Series A Preferred Stock and ultimately to Common Stock was repriced from $.65 per share to $.11 per share.

         The Company has the right to prepay to Selway-CIP the Debentures consisting of principal and interest at any time during the 36 month period, if the Company obtains bank, institutional or equity financing. Annexed hereto and made a part hereof, as Exhibit 10.73, is a copy of Amendment No. 2 to the November 20, 2000 Financing Agreement.

         The Company also amended its June 21, 2001 financing arrangement with Selway which provides that Selway has the right to convert issued and outstanding Convertible Debentures in the aggregate sum of $575,000, issued to Selway as a part of the June 21, 2001 transaction convertible into Series B Preferred Stock, which is ultimately convertible into Common Stock of the Company. Additionally, the Company had also issued to Selway Management, Inc. ("Selway Management") debentures in payment of management consulting fees, as per its Consulting Agreement with Selway Management in the sum of $460,000. The Company also entered into Amendment No. 2 to the Selway Management Agreement which is annexed as Exhibit 10.75. The Convertible Debentures issued to Selway Management provided for the right of Selway Management to convert the Debentures into Series B Convertible Preferred Stock, which is ultimately convertible into Common Stock. Series B Convertible Stock has an annual dividend of 13%. Selway advised the Company that it assigned the sum of $193,230.33 in Convertible Debentures to CIP. Selway and CIP disclaim any affiliation with respect to their respective interest in the Convertible Debentures issued by the Company.

         On April 3, 2003, Selway, Selway Management and CIP converted their respective Convertible Debentures in the aggregate amount of $1,035,000 into the aggregate of 123,344 shares of Series B Convertible Stock as follows: Selway converted the sum of $381,769.67 of Convertible Debentures into 49,073 shares of Series B Preferred Stock; Selway Management converted the sum of $460,000 into 51,013 Convertible Debentures; and CIP converted the sum of $193,230.33 of Convertible Debentures into 23,258 Series B Convertible Preferred Stock.


        Shares of Series B Convertible Preferred Stock are convertible into shares of Common Stock of the Company. If Selway and Selway Management exercise their right to convert the Series A Preferred Stock issued to it, pursuant to the November 28, 2000 financing transaction into Common Stock, or if Selway only converts all of its Series B Preferred Stock into Common Stock, Selway will be the largest stockholder of the Company.

         The 173,077 previously issued stock warrants to purchase Series A Preferred Stock issued to Selway Partners, LLC were extended to November 30, 2007, as well as the 173,077 warrants to purchase Series A Preferred stock issued to CIP Capital, L.P. Additionally, the 57,692 warrants to purchase Series A Preferred Stock issued to Selway Partners, LLC and CIP Capital, L.P. were extended to January 30, 2008, and the 200,000 warrants previously issued to Selway Management, Inc. were extended to November 30, 2008.

         Selway currently has designated two (2) designees to serve on the Board of Directors of the Company. Additionally, those Directors further serve on both the Audit and Compensation Committees of the Company.

         The Company incorporates by reference its 8-K filings with respect to the November 28, 2000 financing transaction with Selway-CIP and the June 21, 2001 financing transaction with Selway. Prior to the within Amendment with respect to the June 21, 2001 transaction, Selway agreed to extend payment of the Selway Debentures by other extension Amendments. Annexed hereto and made a part hereof, as Exhibit 10.74, is a copy of the Fourth Amendment to the June 21, 2001 financing transaction.

         The Company, in furtherance of the refinancing transactions, amended its Certificate of Incorporation on March 31, 2003 with respect to the Series A and Series B Preferred Stock, in that the Series A Preferred Stock conversion into Common Stock was reduced from $.65 per share to $.11 per share, and the Series B Preferred Stock authorization was increased from 100,000 shares of Series B Preferred Stock to 200,000 shares of Series B Preferred Stock. Annexed hereto and made a part hereof, as Exhibit 3.8, is a copy of the Certificate of Incorporation Amendment filed with the State of Delaware.

         The Company issued a Press Release on April 4, 2003 with respect to the within transaction. Annexed hereto and made a part hereof, as Exhibit 99.1, is a copy of the Press Release.

                                    EXHIBITS
 Exhibit 10.73     Amendment No. 2 to Selway - CIP November 28, 2000 financing transaction
 Exhibit 10.74     Amendment to Selway June 21, 2001 financing transaction
 Exhibit 10.75     Amendment No. 2 to Selway Management Agreement
 Exhibit 3.8       Copy of Amendment to Certificate of Incorporation
 Exhibit 99.1      Press Release dated April 4, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Westborough, MA
         April 17, 2003

                                            INSCI CORP.
                                            (Registrant)

                                            /S/ HENRY F. NELSON
                                            ---------------------------
                                            HENRY F. NELSON,
                                            CHIEF EXECUTIVE OFFICER AND
                                            PRESIDENT


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